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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 MARCH 24, 2006
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          NOTIFY TECHNOLOGY CORPORATION
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             (Exact name of Registrant as specified in its charter)

          California                   000-23025             77-0382248
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(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)     Identification Number)

                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
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                    (Address of principal executive offices)

                                 (408) 777-7920
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 22, 2006, Notify Technology Corporation (the "Company") entered into a Patent Purchase Agreement (the "Agreement") with Sunshine Data Ventures LLC ("Sunshine Data"), pursuant to which Sunshine Data agreed to purchase selected patents of the Company, subject to customary closing conditions. The patents are associated with the Company's legacy wireline hardware product line and are not related to the Company's NotifyLink wireless solution software product line. At the closing, Sunshine Data will pay to the Company $250,000 in cash in exchange for the patents.

         The foregoing description of the transaction contemplated by the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed hereto as Exhibit 10.25 and is incorporated herein by reference.

         The parties issued a press release on March 24, 2006, announcing the execution of the Agreement. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

      (d)      Exhibits

      The following exhibits are furnished herewith:

               10.25 Patent Purchase Agreement dated March 22, 2006, by and between Notify Technology Corporation and Sunshine Data Ventures LLC.

               99.1 Press Release dated March 24, 2006 of Notify Technology Corporation announcing entering into an agreement on March 22, 2006 to sell selected patents to Sunshine Data Ventures LLC subject to customary closing conditions.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NOTIFY TECHNOLOGY CORPORATION


Dated: March 24, 2006                             By:  /S/  Gerald W. Rice
                                                       -------------------------
                                                       Gerald W. Rice,
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number    Exhibit Title
-------   ----------------------------------------------------------------------
10.25 Patent Purchase Agreement dated March 22, 2006, by and between Notify Technology Corporation and Sunshine Data Ventures LLC.

99.1 Press Release dated March 24, 2006 of Notify Technology Corporation announcing entering into an agreement on March 22, 2006 to sell selected patents to Sunshine Data Ventures LLC subject to customary closing conditions.